UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 8, 1998

                            STRATEGIA CORPORATION
            (Exact name of registrant as specified in its charter)

Kentucky                            0-21662          61-1064606
(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                  File Number)      Identification NO.)

6040 Dutchmans Lane, Suite 400
P.O. Box 37144
Louisville, Kentucky                            40233-7144
(Address of principal executive offices)        (zip code)

Registrant's telephone number, including area code:  (502) 426-3434



Item 4.  Changes in Registrant's Certifying Accountant

On October 8, 1998, the Registrant engaged Carpenter, Mountjoy & Bressler, PSC to audit the Registrant's consolidated financial statements for the fiscal year ending December 31, 1998.

Carpenter, Mountjoy & Bressler, PSC is a Louisville, Kentucky based regional accounting firm and is a member of the Private Companies and SEC Practice Sections of the American Institute of Certified Public Accountants. Carpenter, Mountjoy & Bressler, PSC is also an independent member of the BDO Seidman Alliance, a nationwide association of independently owned local and regional accounting and consulting firms.

A Form 8-K was filed on April 30, 1998, reporting the resignation of Ernst & Young LLP as the Registrant's auditors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of business acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              Exhibit 99 - Press Release dated October 9, 1998

                            SIGNATURES
In accordance with the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           STRATEGIA CORPORATION

October 9, 1998                           /s/ Paul E. Phillips, Jr.
Date                                      Paul E. Phillips, Jr.
                                          (Vice President)
                                          (Chief Financial Officer)